Exhibit 32(a)
Certification of Chief Executive Officer
EastGroup Properties, Inc.
In connection with the quarterly report of EastGroup Properties, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David H. Hoster II, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DAVID H. HOSTER II
DAVID H. HOSTER II
Chief Executive Officer
April 22, 2013